                                                                    EXHIBIT 10.8

                    OPERATOR AND NETWORK SERVICES AGREEMENT
              --------------------------------------------------

                               TABLE OF CONTENTS

SECTION I.
     CONTRACT DEFINITIONS...............................................Page  1

SECTION II.
     COMPUTATION AND REMITTANCE OF COMMISSION DUE BSPC..................Page  4

SECTION III.
     OPERATOR SERVICES..................................................Page  5

SECTION IV.
     ADDITIONAL SERVICES................................................Page  7

SECTION V.
     PROVlSION AND MAINTENANCE OF ANI DATABASES.........................Page  7

SECTION VI.
     VALIDATION, SWITCHING AND NETWORK FACILITIES.......................Page  8

SECTION VII.
     REPORTING, SETTLEMENT AND REMITTANCE OF FUNDS......................Page  13

SECTION VIII.
     SERVICE IMPLEMENTATION.............................................Page  15

SECTION IX.
     MINIMUM LIVE OPERATOR SETTLEMENTS..................................Page  16

SECTION X.
     TERM/EXCLUSIVITY...................................................Page  17

SECTION XI.
     TERMINATION OF AGREEMENT...........................................Page  18

SECTION XII.
     BRANDING AND REGULATORY ISSUES.....................................Page  18

SECTION XIII.
     CONFIDENTIALITY AND NON-DISCLOSURE.................................Page  19

SECTION XIV.
     INDEMNIFICATION AND LIMITATION OF LIABILITY........................Page  21

SECTION XV.
     DISPUTE RESOLUTION.................................................Page  21

SECTION XVI.
     TAXES..............................................................Page  22

SECTION XVII.
     MISCELLANEOUS......................................................Page  22


________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                        Table of Contents

                    OPERATOR AND NETWORK SERVICES AGREEMENT
               -------------------------------------------------

                               TABLE OF CONTENTS

ADDENDUM #1

ADDENDUM #2

ADDENDUM #3

EXHIBIT I.
     RATE ELEMENTS

EXHIBIT IA.
     RATE ELEMENTS OUT OF REGION AND OVERFLOW IN REGION TERMINATION

EXHIBIT lB.
     RATE ELEMENTS FOR INTERNATIONAL TERMINATION

EXHIBIT IC.
     RATE ELEMENTS FOR VALIDATION

EXHIBIT II.
     VOLUME PROJECTIONS

EXHIBIT III.
     PERFORMANCE STANDARDS

EXHIBIT IV.
     CDR SAMPLE

EXHIBIT V.
     CALL RATING COMPONENTS

EXHIBIT VI.
     OSO ORDER FORM

EXHIBIT VII.
     ACD FORM

EXHIBIT VIII.
     DESCRIPTION OF MANAGEMENT REPORTS

EXHIBIT IX.
     TELTRUST DATABASE CONFLICT POLICY

EXHIBIT X.
     PlC PROCESS

EXHIBIT XI.
     FRAUD SYSTEM GUIDELINES

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                        Table of Contents

                    OPERATOR AND NETWORK SERVICES AGREEMENT
             ----------------------------------------------------

                               TABLE OF CONTENTS

EXHIBIT XII.
     EMERGENCY CALL HANDLING PROCEDURES

EXHIBIT XIII.
     NETWORK MAP

EXHIBIT XIV.
     SERVICE LEVEL AGREEMENTS FOR PROVISION OF DAILY CDR

EXHIBIT XV.
     SWITCHED ACCESS FGD TARIFF RATES FOR BELLSOUTH

EXHIBIT XVI.
     WEEKLY INCOME SUMMARY

EXHIBIT XVII.
     SAMPLE REMITTANCE STATEMENT

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                        Table of Contents

                                                                    EXHIBIT 10.8

               INTERLATA OPERATOR AND NETWORK SERVICES AGREEMENT

     THIS AGREEMENT is entered into this 24th day of February, 1997 ("Effective Date") by and between TELTRUST COMMUNICATIONS SERVICES, INC. ("TELTRUST"), a Utah corporation with its principal place of business at 221 North Charles Lindbergh Drive, Salt Lake City, Utah 84116 and BELLSOUTH PUBLIC COMMUNICATIONS, INC., a Georgia corporation with its principal place of business at 75 Bagby Drive Homewood, AL 35209 (hereinafter referred to as "BSPC"). TELTRUST and BSPC may be collectively referred to in this Agreement as the "Parties."

                                R E C I T A L S:

     WHEREAS, TELTRUST offers live operator services, automated platform services, directory assistance services and related telecommunications services; and

     WHEREAS, BSPC desires to obtain TELTRUST's live operator, automated call processing, directory assistance and other related telecommunications services, detailed below, in connection with its business objectives; and

     WHEREAS, based upon the specific mutual obligations and commitments as set forth below, the Parties desire to enter into a business relationship in which TELTRUST will provide operator and network services to BSPC pay telephones and other BSPC premise equipment, and BSPC will share in the revenues generated by TELTRUST in providing such services.

     NOW, THEREFORE, in consideration of mutual covenants herein and other good and valuable consideration, receipt of which is hereby acknowledged, the Parties hereto agree as follows:

SECTION I.         CONTRACT DEFINITIONS.

 1.1 ACCESS: Refers to the network origination of a telephone call. Access may be via switched Feature Group D service or 800 or 888 service. Access, as referenced in this Agreement, does not include the use (and cost of use) of underlying private line network, e.g. T-1 facility.

 1.2 AFFILIATE: A company or entity in which BellSouth Corporation, as parent of BSPC, holds an equity or equivalent financial interest, e.g. BellSouth Cellular, BellSouth Telecommunications, etc.

 1.3  ANI: Automatic Number Identification, e.g., a telephone number.

 1.4 AUTOMATED CALL PROCESSING: Services provided through TELTRUST's automated switching platform.

 1.5 AUTOMATED COLLECT CALL: A collect call that is placed through a switching platform that performs the same functions as an operator assisted collect call, i.e. obtaining the caller's name, acceptance of charges by the bill to party, etc., through a computerized mechanism.

 1.6 BELLSOUTH REGION: The nine state area currently served by BellSouth Telecommunications, consisting of Alabama, Florida, Georgia, Kentucky, Louisiana, Mississippi, North Carolina, South Carolina, and Tennessee.

______________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC              Proprietary & Confidential
interLATA Operations and Network Services Agreement                 Page 1

 1.7 BILLING TELEPHONE NUMBER ("BTN"): The number associated with a specific account which carries all pertinent billing information to which a completed operator or network platform services call will be billed.

 1.8 BONG TONE: The tone heard by an End User after having reached TELTRUST's automated platforms.

 1.9 CALL ATTEMPT: An attempt made by an End User to place any call type contemplated in this Agreement. A call attempt may result in either a Completed Call or an Incomplete Call.

 1.10 CLEARING HOUSE: The provider of bill clearing services whereby Call Records are submitted to the LEC for billing and collections via the LEC billing system.

 1.11 CALL RATING SERVICE: Service whereby TELTRUST rates calls using its software and according to TELTRUST tariffs . See EXHIBIT V, "Call Rating Components."

 1.12 CALL RECORDS: Records relating to individual telephone calls originated by BSPC's End Users. Also referred to as call detail record or "CCDR."

 1.13 CALLING CARD: A non proprietary card issued to End Users, generally by Local Exchange Carriers, that can be used to bill completed calls. Calling card databases are maintained via LIDB in order that calling card numbers can be validated prior to placing and billing a call.

 1.14 CASUAL CALLING-DIALING: A call placed by an End User Customer, initiated by first dialing a carrier identification code, e.g. 10XXX, followed by 0 and the number to which the End User Customer wishes to be connected. As referenced by this Agreement, casual calling will originate over circuits provided to BSPC by TELTRUST. Casual Calling will be permitted to originate within the BellSouth Region.

 1.15 COMMISSION: The portion of revenues generated by TELTRUST, resulting from the provision of services described in this Agreement to End Users, to which BSPC will be entitled.

 1.16 COMPLETED CALL: A call attempt that reaches the TELTRUST platform or a TELTRUST live operator, that results in successful connection between the calling and called number.

 1.17 CREDIT CARD: A card issued to End Users by banking or other institutions, e.g. MasterCard, VISA, American Express, that is used to bill completed calls.

 1.18 DIRECT DIAL SERVICE: Also referred to herein as 1+ service or coin sent paid calling, any call originated from BSPC locations initiated by an End User who dials 1+ destination number and has deposited coin into a telephone.

 1.19 DIRECTORY ASSISTANCE: Service whereby a TELTRUST live operator attempts to locate a telephone number listing or an address listing, or both, to a BSPC End User who has dialed 1+NPA 555-1212. Service may also be provided to End Users who have dialed 0+NPA+555-1212 as an operator services call. In the event of such a call, both rate elements for Operator Services and Directory Assistance, as outlined in EXHIBIT I, "Rate Elements," shall be deducted from BSPC's Commission.


_____________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC              Proprietary & Confidential
interLATA Operations and Network Services Agreement                 Page 2

 1.20 EGRESS: Refers to the LEC termination of a telephone call via switched Feature Group D service.

 1.21 END USER CUSTOMER: A consumer who, from a BSPC pay telephone places, or attempts to place, any type of telephone call as described in this Agreement. Also referred to as End User.

 1.22 FULLY AUTOMATED CALLING CARD CALL: A call placed by dialing 0 plus the destination number followed by entering a calling card number at the bong tone, and no live operator intervention is required.

 1.23 GROSS REVENUE: The total amount of revenue billed by TELTRUST to End Users for services described in this Agreement. The term Gross Revenue may be used to describe such revenue from a single call, or to describe the aggregate revenue during a certain period of time, e.g. Monthly Gross Revenue.

 1.24 INCOMPLETE CALL: A call attempt that reaches the TELTRUST platform or a TELTRUST live operator that does not result in a connection between the calling and called number.

 1.25  INGRESS:  See "Access."

 1.26 INTERNATIONAL CALL: A call attempt to a destination other than the United States and its outlying territories. May include calls placed by dialing 011 or 01 plus the applicable country and city code, or calls placed to other countries utilizing the North American Numbering Plan.

 1.27 INMATE SERVICES: Call traffic generated at correctional facilities in which BSPC provides telecommunications equipment. As referenced in this Agreement, Inmate Service traffic will be 1+ dialed on TELTRUST's network and switching platforms. Inmate Service traffic does not include administrative calling.

 1.28 IXC: lnterexchange Carrier: A provider of long distance transport services.

 1.29 LINE INFORMATION DATABASE ("LIDB"): Database utilized for validation of billing methods; maintained by Local Exchange Carriers and containing BTNs that accept billing of 0+ or 0- calls, or both.

 1.30 LIVE OPERATOR SERVICES: All services provided by TELTRUST which require the intervention and assistance of a live operator.

 1.31 LOCATION PROVIDER: Entity that is responsible for maintaining the premises upon which a BSPC pay telephone(s) is located and on whose behalf BSPC has been given authority to negotiate and contract with an IXC for provision of interLATA services, including the provision of operator services calls.

 1.32  NORTH AMERICAN NUMBERING PLAN: The series of 10 digits (preceded by 1 or
 0) dialed to reach a destination in North America, e.g., 0+NPA+NXX+XXXX.

 1.33 OPERATOR ASSISTED CALLING CARD CALL: A call billed to a calling card with the assistance of a live operator.

 1.34 OPERATOR ASSISTED CREDIT CARD CALL: A call billed to a credit card with the assistance of a live operator.


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TELTRUST COMMUNICATIONS SERVICES, INC              Proprietary & Confidential
interLATA Operations and Network Services Agreement                 Page 3

 1.35 OPERATOR ASSISTED COLLECT CALL: A call billed to the called to party with the assistance of a live operator.

 1.36 OPERATOR ASSISTED THIRD-PARTY BILLED CALL: A call billed to a third-party with the assistance of a live operator.

 1.37 OPERATOR ASSISTED GENERAL ASSISTANCE CALL: A call placed to a live operator by an End User or caller requesting rate information, refund & repair information, time of day information, and other like information and which does not result in a call being placed by TELTRUST's operator.

 1.38 OUTCLEARING SERVICES: Service whereby TELTRUST sends appropriately rated Call Records to its Clearinghouse in order to bill the responsible (billed) party for a completed call.

 1.39 PERSON-TO-PERSON CALL: An operator-assisted call in which the caller requests to speak with a particular person. Charges on a Person-to-Person Call may be billed to the called party or via an alternative billing method i.e. credit card, calling card, third-party.

 1.40 STATION-TO-STATION CALL: Any operator assisted call in which the calling party does not specify a party with whom he/she must be connected (e.g. person to person), and for which billing will occur once answer supervision is received as a result of the called number answering.

 1.41 TERMINATION: Refers to the portion of a telephone call when an outbound circuit is seized by the TELTRUST switch and answer supervision has been given by the called party. Termination may be via switched Feature Group D service or service provided by a third party termination provider. Termination, as referenced in this Agreement, includes LEC Egress charges and TELTRUST network transport. Termination within the BellSouth Region, however, does not include the use (and cost of use) of underlying transport private line network, e.g. T-1 facility.

 1.42 VALIDATION: Process by which a BTN is determined to be authorized and in good standing by the issuer.

 1.43 0+/- CALL ATTEMPT: Call placed when an End User dials zero ("0"), plus the destination number.

 1.44 0- CALL ATTEMPT: Call place when End User dials zero ("0") or zero-zero ("00"), and no destination number or billing method. Destination and billing information must be requested by an operator and must be manually keyed by the operator to process the call attempt.


SECTION II.  COMPUTATION AND REMITTANCE OF COMMISSION DUE BSPC.


 2.1 COMMISSION. TELTRUST will, on a weekly basis, pay BSPC a commission on all Gross Revenues associated with calls generated from BSPC pay telephones and other premise equipment owned by BSPC, in which TELTRUST is the designated long distance carrier of the call.

 [***]

 2.2 REMITTANCE OF COMMISSIONS TO BSPC. Funds due BSPC based on computed commissions will be remitted to BSPC as outlined in SECTION 7.4 "Flow of Funds."


______________________________________________________________________________

TELTRUST COMMUNICATIONS SERVICES, INC              Proprietary & Confidential
interLATA Operations and Network Services Agreement                 Page 4

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

 2.3 OTHER SERVICES. The parties may, from time to time, enter into addendums to this Agreement governing the provision of additional services by one Party to the other. It is the intent of the Parties that monies owed either Party by the other will either be deducted from, or added to, as the case may be, Commission due BSPC ("Settlement Process").

SECTION III.  OPERATOR SERVICES

 3.1   LIVE OPERATOR SERVICES.

       3.1.1 LIVE OPERATOR SERVICES. TELTRUST shall provide trained bilingual (English and Spanish) live call assistance operators twenty four hours a day, seven days a week. Live operator service shall begin at the time of operator answer and end at the time the operator releases the call. Live operator service rates are attached hereto as EXHIBIT I, "Rate Elements." For Commission purposes, live operator service rates shall be deducted from Gross Revenues for all call attempts whether complete or incomplete. Live call assistance operators shall provide live operator services for the following types of calls:

        (1)    Operator Assisted Calling or Credit Card Calls:
        (2)    Operator Assisted Collect Calls; and
        (3)    Operator Assisted Third-Party Billed Calls; and
        (4)    Operator Assisted General Assistance Calls.

       These services may be provided on a station-to-station or person-to-person basis. TELTRUST shall process International Collect Calls to those countries as may be requested in writing from BSPC and where proper billing arrangements have been set and agreed upon by the Parties.

 3.2   AUTOMATED CALL PROCESSING.

       3.2.1 AUTOMATED CALL PROCESSING SERVICES. TELTRUST shall provide switching and software platforms for the following:

        (1)    Automated Collect Calls;
        (2)    Fully Automated 0+ Dialed Calling Card Calls.

       Automated Call Processing rates are attached hereto as EXHIBIT I, "Rate Elements." For commission purposes, Automated Call Processing service rates shall be deducted from Gross Revenue for all automated call attempts, whether completed or incomplete except those call attempts defaulting to a live operator.

 3.3   CALL RATING

       3.3.1 TELTRUST shall provide software & other appropriate systems to format and rate calls, in industry standard EMI format, in order that Call Records will be submitted either: (1) directly to a Clearing House pursuant to SECTION 3.4. below, and subject to BSPC's approval and direction; or (2) to a specific location as directed by BSPC in writing. Call Rating Service rates are attached hereto as EXHIBIT I, "Rate Elements," and will be deducted from Gross Revenue in computing BSPC's commission.


____________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC              Proprietary & Confidential
interLATA Operations and Network Services Agreement                 Page 5

   3.3.2 BSPC shall be responsible for selecting the rate schedules, as available from TELTRUST filed rates and tariffs, containing the rates to be charged to End User Customers of BSPC. BSPC may also request TELTRUST to file tariffs to support additional rate plans. TELTRUST shall file for approval such requests within ten (10) business days of receipt of such written request. Any such requests submitted by BSPC shall be within applicable regulatory guidelines.

   3.3.3 BSPC shall forward all rating instructions in writing, signed by BSPC's authorized employee, to BSPC's designated representative at TELTRUST. TELTRUST shall implement call rating information on BSPC's requested implementation date, effective at 12:00 a.m. eastern time, provided that the requested implementation date is at no fewer than two (2) business days from receipt. TELTRUST will confirm those rates in writing to BSPC within one (1) business day of implementation. BSPC shall have 14 days from receipt of confirmation from TELTRUST to correct rating information confirmed in error. Thereafter, TELTRUST shall not be liable to BSPC for any damages whatsoever resulting from incorrect rates, absent system errors, being charged by TELTRUST software. Components to be rated in a Call Record that is to be billed to an End User Customer are detailed in EXHIBIT V.

 3.4  OUTCLEARING SERVICES.

   3.4.1 LEC OUTCLEARING SERVICES. TELTRUST shall supply billing and collection services to BSPC under the terms and conditions of TELTRUST's billing agreements with its Clearing House. BSPC shall provide TELTRUST at least thirty (30) days written notice detailing whether it desires Call Records be cleared via TELTRUST'S Clearing House or submitted directly to BSPC, or a location specified by BSPC. In addition to applicable TELTRUST per call clearing fees detailed in EXHIBIT I, LEC and Clearing House fees, costs or charges for Bad Debt, Unbillable Call Records, True-ups, Customer Service Adjustments, and any applicable LEC and Clearing House imposed fees (the "Clearing Costs") will be deducted from Gross Revenue in computing BSPC's commission.

   3.4.2 MERCHANT OUTCLEARING SERVICES. TELTRUST shall supply billing and collection services to BSPC under the terms and conditions of TELTRUST's merchant billing agreements, in which case Outclearing Charges will apply. BSPC shall provide TELTRUST at least thirty (30) days written notice detailing whether it desires Call Records be cleared via TELTRUST'S Clearing House or submitted directly to BSPC, or a location specified by BSPC. In addition to applicable TELTRUST per call clearing fees detailed in EXHIBIT I, LEC and Clearing House fees, costs or charges for Bad Debt, Unbillable Call Records, True-ups, Customer Service Adjustments, and any applicable LEC and Clearing House imposed fees (the "Clearing Costs") will be deducted from Gross Revenue in computing BSPC's commission. TELTRUST will provide information to BSPC related to merchant outclearing in a form consistent with information received directly from the Merchant Clearing House. TELTRUST will advise BSPC of any changes in which credit cards available for billing (i.e. MasterCard, American Express, Diner's Club) as those changes occur.

   3.4.3 TELTRUST shall transmit by the end of each business day completed call records for the previous day's (or days) applicable call activity, in EMI format, to BSPC's designated location, pursuant to SECTION 3.3.1 above. Should TELTRUST experience system difficulties such that a delay of more than 24 hours would occur, it will advise in writing of the situation to a BSPC representative designated by BSPC as the primary point of contact for billing and collection activity. In no event, however, shall any system difficulties cause any call records to be rendered unbillable due to age of toll restrictions imposed by the billing LEC.


_____________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC              Proprietary & Confidential
interLATA Operations and Network Services Agreement                 Page 6

 3.5 CASUAL OPERATOR SERVICE CALLING. Casual operator services calling initiated by BSPC's End User Customers, and originating within the BellSouth region, shall be processed by TELTRUST using the 10485 calling access code. Calls may originate only from ANIs that are resident in ANI databases maintained by TELTRUST for BSPC, regardless of the PIC status of the ANI.

 3.6 MANAGEMENT FEES. TELTRUST shall deduct, in computing BSPC commissions, a management fee, as outlined in EXHIBIT I, "Rate Elements." This fee is intended to compensate TELTRUST for expenses not associated with other specific Rate Elements identified in this Agreement.

 3.7  QUALITY OF SERVICES.  TELTRUST shall provide the services described in
 SECTION 3 in conformance with the appropriate industry standards for like services and as detailed in EXHIBIT III. The Parties agree to meet quarterly, or sooner if necessary, to review performance and related issues.

SECTION IV.  ADDITIONAL SERVICES

 4.1 DIRECTORY ASSISTANCE. TELTRUST shall provide trained directory assistance operators that will access a national database for United States listings twenty four (24) hours a day, seven (7) days a week. TELTRUST shall provide directory assistance services for ten digit dialed inquiries, e.g., 1+ NPA + 555 + 1212. Directory Assistance rates are outlined in EXHIBIT I, "Rate Elements," attached hereto and will be deducted from Gross Revenue in computing BSPC's Commission. Directory Assistance service shall also be supplied for calls dialed 0+NPA+555+1212. Such calls shall be considered operator services calls, and applicable rate elements, per EXHIBIT I, for operator services shall apply in addition to the rates applicable for Directory Assistance.

 4.2 CUSTOMER SERVICE. TELTRUST shall supply to BSPC an 800 or 888 toll free number to be utilized for End User information requirements as mandated by
 Telephone Operator Consumer Services Improvement Act of 1990 ("TOCSIA").   This
 toll free number will be posted on all BSPC pay telephone placards that utilize TELTRUST as the Preferred Interexchange Carrier and the Operator Services Provider. End User inquiries initiated on the toll free number will be processed by TELTRUST in its Customer Service Center.

 4.3 Database Maintenance. Teltrust will use its best efforts to keep its database accurate and will work with BSPC to resolve any customer complaints involving the accuracy of the directory assistance database, including, if required, taking necessary action with its supplier to improve the accuracy of the database.

SECTION V.  PROVISION AND MAINTENANCE OF ANI DATABASES

 5.1 BSPC shall be responsible to provide ANI information consistent with the requirements of the order form attached as EXHIBIT VI. Any exception to the requirements outlined in the order form shall be mutually agreed upon by the Parties.

 5.2 TELTRUST shall be responsible to implement additions, deletions or changes to BSPC's ANI database(s). Any such additions, deletions or changes shall be effective the second business day following the receipt of order forms provided that such forms are 1) received by 3:00 p.m. MST and 2) are complete with respect to required field inputs. Any requests for additions, deletions or changes on the part of BSPC shall be submitted in accordance with the "ACD Order" attached as EXHIBIT VII, or via electronic transfer methods as mutually agreed upon by the Parties. All changes implemented shall be confirmed to BSPC in writing (or electronically). BSPC shall be responsible to review such confirmations and inform TELTRUST, in writing (or electronically) of any errors discovered. Confirmations shall be considered complete and accepted four business days after receipt by BSPC.


______________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC              Proprietary & Confidential
interLATA Operations and Network Services Agreement                 Page 7

      5.2.1 In the event change requests are received after 3:00 p.m. MST, such requests will be considered to have been received on the next business day, and therefore implemented two business days thereafter. In the event of incomplete forms, error records or files being received, TELTRUST shall notify BSPC within twenty four (24) hours which change requests have not been accepted, and BSPC shall be responsible to correct and resubmit changes.

 5.3 BSPC shall be responsible for providing TELTRUST with all billing CIC, entity code and sub-account information, i.e., property identifying which brands apply to which ANIs, which will dictate the billing CIC attached to call records from that ANI, or dedicated trunk group(s), in order that the appropriate information is shown on End User bills and management reports provided by TELTRUST.

 [***]

 5.5 In the event that an ANI submitted by BSPC already resides in the TELTRUST master database under another TELTRUST client account, TELTRUST's standard Database Conflict Policy resolution terms shall apply. Terms and conditions of this Policy are subject to change, upon written notification to BSPC, throughout the term of this Agreement. See EXHIBIT IX.

SECTION VI.   VALIDATION, SWITCHING AND NETWORK FACILITIES.

 6.1 TELTRUST shall be responsible for all costs associated with the acquisition, installation and maintenance of necessary switching equipment to facilitate the call volumes projected by BSPC, as detailed in EXHIBIT II. TELTRUST will install its switch(es) at a site(s) to be mutually agreed upon by the Parties. TELTRUST shall be responsible for all costs covering the facilities between TELTRUST's switch(es) in Atlanta (or other locations as needed) and its operator center(s).


______________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC              Proprietary & Confidential
interLATA Operations and Network Services Agreement                 Page 8

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

 [***]

 6.3 PRIVATE LINE NETWORK. TELTRUST will provision, order and manage a private line network to all BellSouth Telecommunications Access Tandems. BSPC and TELTRUST shall work to mutually configure the private line network to satisfy BSPC traffic needs and other requirements, based on network efficiencies and applicable service requirements.

 [***]

 6.4 CALL ROUTING. Calls will be routed to TELTRUST Feature Group D (10485 CIC) originating facilities from pay telephones by BSPC as a result of either:

      (1) BSPC shall select TELTRUST as the Preferred Interexchange Carrier ("PIC") for pay telephones (see EXHIBIT X); or
      (2) BSPC will program pay telephones that are equipped with the appropriate technology to dial TELTRUST's 10485 CIC (or other available access methods, e.g., 800 access).

 6.5 TELTRUST will terminate calls over its Feature Group D terminating facilities in those areas TELTRUST has installed such facilities (see EXHIBIT
 XIII), or over third party contracted carrier circuits if 1) calls terminate in areas not served by TELTRUST installed terminating facilities; or 2) conditions warrant the use of "overflow" third party termination circuits.

 6.6  VALIDATION SERVICES.

   [***]


_____________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC              Proprietary & Confidential
interLATA Operations and Network Services Agreement                 Page 9

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

[***]


_____________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC              Proprietary & Confidential
interLATA Operations and Network Services Agreement                 Page 10

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

 [***]

 6.7 PERFORMANCE REQUIREMENTS. Switching and transport equipment utilized by TELTRUST to provide services for BSPC shall meet or exceed industry performance requirements specified and as applicable in BellCore's Generic Requirements, GR-929-Core, Issue 1, Revision 1, December 1995. If any unit does not meet current requirements, TELTRUST will establish a Quality Council with the manufacturer and initiate action to bring the product or products into compliance.

 6.8 COMPUTATION OF THE ACCESS, TERMINATION AND VALIDATION RATE ELEMENTS. For the purposes of determining Commissions due BSPC, Rate Elements for services described in this SECTION 6 shall be estimated (except SECTION 6.8.2 below) for reporting on the Weekly Income Summary (see SECTION 7.3), and reconciled on a Month End Summary as follows:

 [***]


____________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC              Proprietary & Confidential
interLATA Operations and Network Services Agreement                 Page 11

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

[***]

______________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC              Proprietary & Confidential
interLATA Operations and Network Services Agreement                 Page 12

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

[***]

SECTION VII.  REPORTING, SETTLEMENT AND REMITTANCE OF FUNDS.

 7.1 REPORTING: TELTRUST will provide to BSPC on a daily basis, unless otherwise mutually agreed, the following data files:

[***]


_____________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC              Proprietary & Confidential
interLATA Operations and Network Services Agreement                 Page 13

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

   [***]

 7.4 FLOW OF FUNDS. Pursuant to SECTION 3.4, TELTRUST shall submit call records for billing and collection. Funds received by TELTRUST from billing and collection providers ("Providers") related to call records originating from BSPC pay telephones shall be handled in the following manner:

     (1) TELTRUST will cause its Providers to remit funds by wire transfer (or other depository mechanisms as may be the case for, and subject to, merchant outlclearing services) into TELTRUST accounts. BSPC acknowledges that payment cycles from Providers are subject to the times at which Local Exchange Carriers and other entities who bill and collect for call records (e.g., NECA) actually remit funds to TELTRUST Providers. TELTRUST will supply any and all information supplied to it by its Providers regarding outstanding accounts receivable relative to BSPC call records.

     (2) Upon receipt of funds from TELTRUST Providers, TELTRUST will first apply funds received against any outstanding charges due TELTRUST pursuant to SECTION 7.3, and will then remit remaining funds to BSPC, via wire transfer, to its designated depository institution. TELTRUST will use its best and reasonable efforts to remit funds within one (1) banking business day after receipt of funds from its Providers, but will remit any funds due BSPC no later than two (2) banking business days after receipt of funds from its Providers.

_____________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC              Proprietary & Confidential
interLATA Operations and Network Services Agreement                 Page 14

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

     (3) TELTRUST will, concurrent with any remittance of funds to BSPC, supply documentation (see sample--EXHIBIT XVII) to BSPC via facsimile or other mutually agreed upon mechanism fully detailing all funds received from its Provider(s) related to BSPC call records. Such documentation shall also detail any and all deductions made by TELTRUST to which any funds have been applied.

     (4) BSPC acknowledges that Providers, excluding merchant outclearing providers, have the contractual right to deduct fees and charges, as detailed in SECTION 3.4, owed them from funds remitted to TELTRUST. Any such deductions shall be accompanied by full documentation as supplied by the Provider.

     [***]

 7.6 COMMISSION DISPUTES. In the event BSPC shall in good faith dispute TELTRUST's computation of commissions due BSPC, BSPC shall submit complete documentation of the disputed amount(s) to TELTRUST's BSPC Customer Service Representative no later than sixty (60) days after the Monthly Settlement Statement date. Upon the discovery of a commission computation error, BSPC shall have the right to dispute commissions affected by the error for no more than the previous three (3) months' invoices, nor shall TELTRUST, upon the discovery of a commission computation error, adjust commissions due or paid BSPC beyond three previous months. Each Party shall use its respective best reasonable efforts to resolve any dispute as expeditiously as possible.

SECTION VIII.   SERVICE IMPLEMENTATION

 8.1 NOTICE. BSPC will deliver, in writing, notice of its intent to begin utilizing TELTRUST's operator and network services no less than forty five
 (45) days in advance of the date on which it intends to begin processing and delivering calls. The date of receipt of such notice by TELTRUST shall be the Notification Date, and TELTRUST shall confirm in writing to BSPC receipt of such notice within twenty four (24) hours.


______________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC              Proprietary & Confidential
interLATA Operations and Network Services Agreement                 Page 15

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

 8.2 IMPLEMENTATION PLAN. BSPC will, on the Notification Date, supply to TELTRUST final projections (the "Implementation Plan") outlining, on a weekly basis, the number of pay telephones that will, during implementation of this Agreement, be routed to TELTRUST for interlata services as described in this Agreement. The Implementation Plan will outline no fewer than the first four weeks of implementation. The Implementation Plan shall also include projections for services described in any Addendums incorporated in this Agreement. BSPC will exercise its best and reasonable efforts to supply accurate projections, however, BSPC shall incur no penalty or liability to TELTRUST for any actual variances from its projected plan.

 8.3 NETWORK INSTALLATION. TELTRUST will, on the Notification Date, (a) initiate service orders for the full implementation of network per SECTIONS 6.2 AND 6.3; and (b) implement final staffing plans in its operator center(s). TELTRUST shall be fully prepared to deliver and perform services pursuant to this Agreement, and in accordance with the Implementation Plan, forty five (45) days after the Notification Date subject to network suppliers (i.e. private line providers and LEC switched access and termination providers) complying with service due dates supplied by them. In the event of a network suppliers' inability to meet a due date previously supplied by them, TELTRUST shall immediately notify BSPC of the reason for a change in due dates and the new due date given by the network supplier.

 [***]

SECTION IX.  MINIMUM LIVE OPERATOR SETTLEMENTS.

[***]
________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
InterLATA Operator and Network Services Agreement                        Page 16

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

 [***]

SECTION X.  TERM/EXCLUSIVITY

 10.1 CONTRACT TERM. The Term of this Agreement shall begin on the Effective Date and shall remain in force for a period of three (3) years from the Effective Date. This Agreement shall automatically renew for quarterly periods subsequent to the expiration of the Initial Contract Term unless either Party notifies the other of its intent to terminate the Agreement with written notice no less than 120 days prior to the expiration of the Contract Term or any renewal period.

 10.2 EXCLUSIVITY. BSPC shall select TELTRUST for interlata services described in this Agreement on an exclusive basis during the Contract Term, and any extensions thereof. Exclusivity shall mean that at least ninety percent (90%) of BSPC's eligible pay stations will be PIC'd to TELTRUST. Eligible pay stations are those pay telephones for which the Location Provider has authorized BSPC to select the IXC on its behalf. BSPC shall not be bound to the terms of this SECTION 10.2 except for those services specifically related to interLATA operator and network services as outlined in EXHIBIT I, "Rate Elements," with the exception of Directory Assistance. Additionally, any services provided to BSPC by TELTRUST pursuant to any addendums to this Agreement entered into by and between the Parties shall not be subject to the terms of this SECTION 10.2.

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
InterLATA Operator and Network Services Agreement                        Page 17

* Portions of this Agreement have been redacted to preserve the Company's confidential information

SECTION XI.  TERMINATION OF AGREEMENT.

 11.1 TERMINATION FOR CAUSE. Either Party may terminate this Agreement with reasonable notice to the other in the event that the Party to whom notice is given is in default of its payment obligations under this Agreement, provided that the defaulting Party has failed to cure such non payment within 30 days of notification. BSPC may terminate this Agreement at any time in the event TELTRUST is in breach of its performance obligations under this Agreement, and provided TELTRUST fails to take all commercially reasonable steps to cure such breach or default within sixty (60) days after written notice of such default or breach is given to TELTRUST. BSPC shall not construe any potential negative effects on service levels due to exceeding projections, as described in SECTION
 9.1.2 as breach of TELTRUST performance obligations.

 11.2 TERMINATION WITHOUT CAUSE. BSPC may terminate this Agreement at any time on or after the Effective Date without cause upon 90 days prior written notice to TELTRUST and payment to TELTRUST of the Early Termination Charge, as defined herein. BSPC acknowledges and agrees that TELTRUST's willingness to provide equipment, switches, personnel and the rates agreed to herein are based on BSPC's commitments contained in this Agreement. It is difficult if not impossible to calculate TELTRUST's loss if BSPC terminates the Agreement pursuant to this SECTION 11.2 prior to the end of the term. Therefore, to compensate TELTRUST for such loss, and not as a penalty, BSPC shall pay TELTRUST an Early Termination Charge in the event of such termination. The Early Termination Charge shall be [***]. This Early Termination Charge shall not apply in the event BSPC assigns its rights and obligations under this Agreement to an Affiliate in accordance with SECTION 17.9.

SECTION XII. BRANDING & REGULATORY ISSUES.

 12.1 BRANDING, CALL RATING, TARIFFS AND REGULATORY REQUIREMENTS. TELRUST shall provide branding and call rating in accordance with its federal and state tariffs. TELTRUST represents that it has, or will have (North Carolina pending), all necessary legal authority to charge and collect the rates for services contemplated in this Agreement, and that TELTRUST will comply with any applicable state or federal regulatory requirements incident to such rates. BSPC and TELTRUST each represent that it will comply with all applicable local, state and federal regulations, including the Telephone Operator Consumer Services Improvement Act of 1990 ("TOCSIA"), or other applicable regulatory orders. Both Parties understand that TELTRUST, as the operator service provider, is obligated to withhold amounts due BSPC for operator services calls if BSPC is not in compliance with regulations.

 12.2 EMERGENCY NUMBER DATA & LIABILITY LIMITATION. BSPC shall provide TELTRUST with all applicable emergency number information. BSPC acknowledges and agrees that TELTRUST shall not be liable to BSPC or any third party for any special, indirect, incidental, punitive or consequential damages, including without limitation, claims for damages by BSPC or End Users arising from TELTRUST emergency call handling procedures or the integrity of BSPC's emergency database, or similar claims by a BSPC End User, absent TELTRUST's negligence or failure to follow the procedures required, as defined in EXHIBIT XII, and absent such failure or negligence being the cause of the damage.

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
InterLATA Operator and Network Services Agreement                        Page 18

* Portions of this Agreement have been redacted to preserve the Company's confidential information

SECTION XIII.  CONFIDENTIALITY AND NON-DISCLOSURE.

 13.1  CONFIDENTIAL INFORMATION.

     13.1.1 Information furnished or disclosed by one Party or its agent or representative (the "Originating Party") to the other Party or its agent or representative (the "Receiving Party") in connection with or in contemplation of this Agreement, or relating to current or anticipated voice and data telecommunications needs of BSPC (including but not limited to proposals, contracts, tariff and contract drafts, specifications, drawings, network designs and design proposals, pricing information, strategic plans, computer programs, software and documentation, and other technical or business information related to current anticipated TELTRUST or BSPC products and services) shall be "Confidential Information".

     13.1.2 If such information is in written or other tangible form (including, without limitation, information incorporated in computer software or held in electronic storage media) when disclosed to the Receiving Party, it shall be Confidential Information only if it is identified by clear and conspicuous markings to be confidential and/or proprietary information of the Originating Party; provided, however, that all written or oral proposals exchanged between the Parties regarding pricing of the Services shall be Confidential Information, whether or not expressly indicated by markings or statements to be confidential or proprietary.

     13.1.3 If such information is not in writing or other tangible form when disclosed to the Receiving Party, it shall be Confidential Information only if: (1) the original disclosure of the information is accompanied by a statement that the information is confidential or proprietary, or both; and
     (2) the Originating Party provides a written description of the information so disclosed, in detail reasonably sufficient to identify such information, to the Receiving Party within thirty (30) days after such original disclosure.

     13.1.4 The terms and conditions of this Agreement shall be deemed Confidential Information as to which each Party shall be both an Originating Party and a Receiving Party.

     13.1.5 Confidential Information shall be deemed the Property of the Originating Party.

     13.1.6  The following categories of information shall not be Confidential
     Information:


             (1) Known to the Receiving Party without restriction when received, or thereafter developed independently by the Receiving Party; or

             (2) Obtained from a source other than the Originating Party through no breach of confidence by the Receiving Party; or

             (3) In the Public domain when received, or thereafter enters the public domain through no fault of the Receiving Party; or

             (4) Disclosed by the Originating Party to a third party without restriction; or

             (5) Lawfully in the possession of the Receiving Party at the time of receipt from the Originating Party.

     13.1.7 Rights and obligations provided in this Section shall take precedence over specific legends or statements associated with information when received.


________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
InterLATA Operator and Network Services Agreement                        Page 19

 13.2   PROTECTION OF CONFIDENTIALITY.   A Receiving Party shall hold all
 Confidential Information in confidence during the Term of this Agreement and for a period of three (3) years following the end of the Term or such other period as the Parties may agree. During that period, the Receiving Party:

        (a) shall use such Confidential Information solely in furtherance of the matters contemplated by this Agreement and related to either Party's performance of this Agreement;

        (b) shall reproduce such Confidential Information only to the extent necessary for such purposes;

        (c) shall restrict disclosure of such Confidential Information to such of its employees or its Affiliate's employees as have a need to know such information for such purposes only;

        (d) shall advise any employees to whom such Confidential Information is disclosed of the obligations assumed in this Agreement;

        (e) shall not disclose any Confidential Information to any third Party (not including disclosure to a BellSouth Subsidiary or persons identified in SECTIONS 13.3 AND 13.5) without prior written approval of the Originating Party except as expressly provided in this Agreement; and

        (f) shall take such other reasonable measures as are necessary to prevent the disclosure, unauthorized use or publication of Confidential Information as a prudent business person would take to protect its own similar confidential information, including, at a minimum, the same measures it uses to prevent the disclosure, unauthorized use or publication or its own similar proprietary or confidential information.

 13.3. DISCLOSURE TO OR BY AFFILIATES, CONSULTANTS OR SUBCONTRACTORS. In the absence of a contrary instruction by a Party, such Party's Affiliates and its consultants and its subcontractors performing work in connection with this Agreement shall be deemed agents of such Party for purposes of receipt or disclosure of Confidential Information. Accordingly, any receipt or disclosure of Confidential Information by a Party's Affiliate, or its consultant or subcontractor performing work in connection with this Agreement, shall be deemed a receipt or disclosure by the Party.

 13.4.  RETURN OR DESTRUCTION OF CONFIDENTIAL INFORMATION.

        13.4.1 Upon termination of this Agreement, or at an earlier time if the information is no longer needed for the purposes described in SECTION 13.2(A), each Party shall cease use of Confidential Information received from the other Party and shall use its best efforts to destroy all such Confidential Information, including copies thereof, then in its possession or control. Alternatively, or at the request of the Originating Party, the Receiving Party shall use its best efforts to return all such Confidential Information and copies to the Originating Party.

        13.4.2 Any Confidential Information that is contained in databases or mechanized systems in such a manner that it reasonably cannot be isolated for destruction or return, shall continue to be held in confidence subject to the provisions of this Agreement.

        13.4.3 The rights and obligations of the Parties under this Agreement with respect to any Confidential Information return to the Originating Party shall survive the return of the Confidential Information.


________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
InterLATA Operator and Network Services Agreement                        Page 20

 13.5 REQUIRED DISCLOSURE. A Receiving Party may disclose Confidential Information if such disclosure is in response to an order or request from a court, the FCC or other regulatory body provided, however, that before making such disclosure, the Receiving Party shall first give the Originating Party reasonable notice and opportunity to object to the order or request, or obtain a protective order covering the Confidential Information to be disclosed, or both.

SECTION XIV.  INDEMNIFICATION & LIMITATION OF LIABILITY.

 14.1 INDEMNIFICATION. Each Party (as 'Indemnitor') shall indemnify, defend and hold harmless the other Party (as "Indemnitee') from and against any and all liabilities, costs, damages, fines, assessments, penalties and expenses (including reasonable attorney's fees) resulting from (a) breach of any provision in this Agreement by the lndemnitor, its employees or operators, or
 (b) any negligent misrepresentation or illegal act, including acts of regulatory non-compliance, of Indemnitor, its employees or operators, arising out of the Indemnitor's performance hereunder.

 14.2 LIMITATION OF LIABILITY. The liability of TELTRUST for damages resulting in whole or in part from or arising in connection with the furnishing of services under this Agreement, including but not limited to mistakes, omissions, interruptions, delays, errors or other defects shall not exceed an amount equal to the Rate Elements under this Agreement applicable to the specific call or service that was affected. No other liability shall attach to TELTRUST including, but not limited to, liability for special, indirect, or consequential damages arising from or in connection with the furnishing of service or equipment hereunder. This limitation shall not apply to instances of gross negligence or willful misconduct on the part of TELTRUST.

 14.3 WARRANTIES. THE WARRANTIES AND REMEDIES SET FORTH IN THIS AGREEMENT ARE THE ONLY WARRANTIES AND REMEDIES WITH RESPECT TO THE SERVICES PROVIDED HEREUNDER, AND ARE IN LIEU OF ANY OTHER WARRANTY, WRITTEN OR ORAL, STATUTORY, EXPRESS OR IMPLIED, INCLUDING WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

SECTION XV.  DISPUTE RESOLUTION.

 15.1 MEDIATION. In the event of material breach of any of the terms or conditions of this Agreement, the wronged Party shall inform the other Party of such breach in writing, which writing shall serve as notice to cure or rectify such breach. The other Party shall have sixty (60) days from receipt of such notice to cure or rectify such breach, except for non payment, as described in
 SECTION 7.3. If, however, after sixty (60) days the wronged Party has not received a satisfactory remedy, the Parties shall agree to submit all disputes for mediation in accordance with the rules of the Center for Public Resources. The mediation, unless otherwise mutually agreed upon by the Parties, shall be conducted in Atlanta, Georgia for any dispute submitted by TELTRUST, or in Salt Lake City, Utah for any dispute submitted by BSPC. The Parties shall use their best efforts to conclude any mediation initiated hereunder within forty-five
 (45) days, unless otherwise agreed to in writing by the Parties, from the initiation of such mediation.

 15.2  ARBITRATION.  If after the initial time period referred to in SECTION
 15.1 above expires without resolution of the outstanding dispute, either Party may request that the dispute be settled by binding arbitration in accordance with the rules of the Center for Public Resources. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. Sec 1, et seq., and judgment upon the award rendered by the arbitrator(s) may be entered by any court with jurisdiction.


________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
InterLATA Operator and Network Services Agreement                        Page 21

SECTION XVI.  TAXES.

 16.1 DEFINITION OF TAX. For purposes of this Agreement, the term "Taxes" shall include but not be limited to Federal, State or local sales, use, excise, gross receipts or other taxes or tax-like fees (including tariff surcharges) imposed on or with respect to customer's services, excluding however, ad valorem property taxes, state and local privilege and license taxes based on gross revenue, taxes measured by net income, and any taxes or amounts in lieu of the foregoing excluded items.

 16.2 TELTRUST RESPONSIBILITIES. TELTRUST shall be responsible for the calculation, billing, collection and remittance of any Taxes (and any related interest and penalties) which may apply as a result of the provision of service by TELTRUST to its customers. TELTRUST shall not include such taxes in the Call Detail Records furnished to BSPC. BSPC shall not be responsible or liable for the calculation, billing, collection and remittance of any Taxes related to non-sent paid calling activity.

 16.3 EFFORTS TO MINIMIZE TAXES. TELTRUST shall cooperate reasonably with BSPC to lawfully minimize any such taxes payable; such cooperation shall, if requested, include changes in billing address or service reconfiguration, subject to the terms of this Agreement governing such changes or reconfigurations.

 16.4 NEITHER PARTY LIABLE FOR OTHER'S INCOME TAXES. Neither Party shall be liable for taxes on the other Party's net income.

SECTION XVII.  MISCELLANEOUS.

 17.1 NOTICE. Unless otherwise agreed herein, all notices, requests, or other communications shall be in writing, effective when received, to the following unless subsequently changed in writing:

 If to TELTRUST:                           If to BSPC:
 TELTRUST Communications Services, Inc.    BellSouth Public Communications, Inc.
 221 No. Charles Lindbergh Drive           75 Bagby Drive
 Salt Lake City, UT 84116                  Homewood, AL 35209
 Attn.: Vice President & General Counsel   Attn.:  V.P., Strategic Development
 Phone: (801)535-2000                      Phone:  (205)943-2666
 Facsimile:  (801)535-2080                 Facsimile:  (205)943-2830

 Any notices shall be submitted by the Parties as identified in this SECTION
 17.1.

 17.2 COMPLIANCE WITH APPLICABLE LAW. This Agreement is made subject to all present and future orders, rules and regulations of any regulatory body having jurisdiction over the subject matter hereof, and to the laws of the United States of America or any of its states having jurisdiction over the Parties and the subject matter contained herein (collectively, "Applicable Law"). In the event this Agreement or any of its provisions shall be found contrary to, or in conflict with, any such Applicable Law, this Agreement shall be deemed modified to the extent necessary to comply with such Applicable Law, and shall be modified in such a way as the Parties mutually agree is consistent with the form, intent, and purpose of its surviving provisions.



________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
InterLATA Operator and Network Services Agreement                        Page 22

 17.3 AUDIT RIGHTS. BSPC shall have the right to perform audits as described herein of the services provided to it by TELTRUST. The audit will be located at a TELTRUST company location during normal business hours, and will be performed only on information that reasonably may bear upon the provision of services specified as part of this Agreement. Unless otherwise agreed, BSPC shall be limited to one audit per calendar year. BSPC shall give notice of its intent to perform an audit at least thirty (30) days prior to the proposed commencement date. Such notice will include the specific objective of the audit, the proposed commencement date, primary BSPC contact names, and to the best of BSPC's ability, the information requested for review. TELTRUST will make reasonable efforts to ensure that all information requested by BSPC and required to perform an audit, subject to information deemed to be proprietary and confidential information relating to other TELTRUST client or product activity, will be made available by the audit commencement date. Within sixty
 (60) days after the conclusion of an audit, BSPC will prepare a final written report, identifying any deficiencies found and documenting any claims associated with the audit. Upon receipt of BSPC's final report, TELTRUST will investigate all findings and claims, and provide a written response to BSPC within thirty (30) days. Each Party will bear its own expenses in connection with performing an audit.

 17.4 GOVERNING LAW. With respect to any lawsuit or binding arbitration involving this Agreement, the Parties hereto agree that the prevailing law shall be that of the State of Utah.

 17.5 COSTS OF ENFORCEMENT. In the event of litigation arising from the enforcement of this Agreement the Parties hereto agree that all costs, including reasonable attorney's fees of the prevailing Party shall be paid by the losing Party, unless otherwise agreed.

 17.6 NO AGENCY. Neither Party is authorized to act as an agent for, or legal representative of, the other Party and neither Party shall have authority to assume or create any obligation on behalf of, in the name of, or binding upon, the other Party. Provision of services hereunder shall not create a partnership, joint venture or other like relationship between the Parties.

 17.7. INTELLECTUAL PROPERTY

   17.7.1 Neither BSPC or TELTRUST shall use the others trade names, trademarks or service marks ("Marks"), nor permit them to be displayed or used by third parties, except as specifically provided in this Agreement or upon other prior written approval of the other Party. Nothing in this Agreement creates in a Party rights in the trade names, trademarks or service marks of the other Party.

   17.7.2 Except as otherwise specifically provided in this Agreement, neither BSPC nor TELTRUST will: (a) use the other Party's corporate logos, trade dress, or other symbols that serve to identify and distinguish such other Party from its competitors (or use confusingly similar corporate logos, trade dress or such other symbols); or (b) conduct business under the other Party's corporate or trade names, logos, trademarks, service marks, trade dress, or other symbols that serve to identify and distinguish such other Party from its competitors (or under any confusingly similar corporate or trade names, logos, trademarks, service marks, trade dress or such other symbols).

 17.8 WAIVER OF BREACH. Failure of either Party to exercise any rights granted to it hereunder upon any breach or default by such Party shall not be deemed a waiver in the event of further breaches or defaults.



________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
InterLATA Operator and Network Services Agreement                        Page 23

 17.9 ASSIGNMENT. Neither this Agreement nor any right or obligation hereunder may be assigned or delegated to any other entity, except for subsidiaries or affiliates, without the prior written consent of the other Party, which consent shall not be unreasonably withheld. BSPC may, upon thirty (30) days notice, assign its obligations under this Agreement, in whole or in part, to an Affiliate, at such time as that Affiliate is able to provide interlata services contemplated herein to BSPC. In such event, the terms or obligations under this Agreement shall be superseded and subordinated by any terms previously agreed to between TELTRUST and that Affiliate, if applicable.

 17.10 ENTIRE AGREEMENTS. This Agreement, together with the attached Exhibits, represents the entire agreement of the Parties with respect to the subject matter hereof and supersedes all other agreements between the Parties relating to the services provided hereunder.

 17.11 FORCE MAJEURE. With the exception of BSPC's obligation to make payments to TELTRUST as provided for herein, neither Party hereto shall be obliged to perform its obligations or commitments hereunder if prevented therefrom by reason of labor disputes, equipment or software failures, government regulations, court injunctions, acts of nature, accidents, fires, floods or any other occurrence beyond the control of the Party involved, including the failure of third party providers, such as suppliers of telephone lines to deliver adequate or timely services. In the event either Party curtails or suspends its services or obligations as provided under this SECTION 17.11, it shall incur no liability to the other Party or to any other party or entity arising therefrom. During any period of Force Majeure, BSPC shall be relieved, for that period, of minimum volume commitments and related financial obligations.

 17.12 ADDENDUMS. Any Addendum to this Agreement shall be signed by an authorized Officer of each Party, and the terms and conditions of this Agreement shall apply to each Addendum unless specifically otherwise stated in such Addendum.

 17.12 MODIFICATION OF AGREEMENT. This Agreement, including its Exhibits and Addendums, may be amended, modified or supplemented only by a separate written document executed by Officers of both Parties.

 17.13 BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of either Party.


     IN WITNESS WHEREOF, the Parties hereto have caused this Agreement to be executed by their duly authorized officers.

BELLSOUTH PUBLIC COMMUNICATIONS,   TELTRUST COMMUNICATIONS SERVICES, INC.
INC.


By: /s/ James B. Hawkins           By: /s/ Lyle O. Keys
   ----------------------------       --------------------------------------

Name: James B. Hawkins             Name: Lyle O. Keys

Title: President, Bellsouth        Title: Chairman of the Board C.E.O.
       Public Communications, Inc.

Date: 2-26-97                      Date: 2-28-97



________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
InterLATA Operator and Network Services Agreement                        Page 24

     ADDENDUM #1 TO THE INTERLATA OPERATOR AND NETWORK SERVICES AGREEMENT
     --------------------------------------------------------------------
                BY AND BETWEEN BELLSOUTH PUBLIC COMMUNICATIONS
                ----------------------------------------------
                     AND TELTRUST COMMUNICATIONS SERVICES.
                     ------------------------------------

                                AGENCY AGREEMENT
                               SENT PAID CALLING

WHEREAS, BSPC and TELTRUST have entered into an Interlata Operator and Network Services Agreement (the "Agreement"); and

WHEREAS, TELTRUST wishes to provide Preferred Interexchange Carrier services from certain BSPC pay telephone locations equipped with rating functionality, including, in accordance with its applicable Sent Paid tariffed End User rates, the network termination of direct dialed, coin sent calls; and

WHEREAS, BSPC maintains, services and collects coin from its pay telephones, including those pay telephones that TELTRUST will provide Preferred Interexchange Carrier Services to; and

WHEREAS, based on the specific mutual obligations and commitments as set forth below, the Parties desire to enter into a business relationship in which BSPC will collect, on behalf of TELTRUST, coins deposited for direct dialed interlata calls by End Users, and remit the same to TELTRUST.

NOW, THEREFORE, in consideration of mutual covenants herein and other good and valuable consideration, receipt of which is hereby acknowledged, the Parties hereto agree as follows:

1. ACTIVITY REPORTING. BSPC will provide to TELTRUST on a calendar month basis, no later than ten (10) days after the end of each calendar month, summary data (see EXHIBIT A TO ADDENDUM I, "Sample Coin Sent Activity Report") for direct dialed interlata calls from BSPC pay telephones for which TELTRUST has been selected as the Preferred Interexchange Carrier. Summary information shall include the number of interlata direct dialed calls placed during the period, the duration of such calls, the rated amount for such calls , and any applicable local, state and federal tax liabilities resulting therefrom. BSPC shall be responsible to rate such calls in accordance with TELTRUST tariffs, copies of which will be supplied to BSPC. Call detail information will be delivered, via electronic media, to TELTRUST at its request.

2. CALL RATING. BSPC shall be responsible for the accurate rating of sent paid calls processed by its pay telephone in accordance with TELTRUST tariffs, copies of which will be supplied to BSPC.

3. NETWORK. TELTRUST shall process calls directed to it by BSPC equipment in accordance with SECTIONS 6.4 AND 6.5 of the Agreement. Rate elements for access and termination shall apply, and shall be reported on a Weekly Income Summary, as is outlined in SECTIONS 6.8.1.1 through 6.8.1.3, and 5.9.2. of the Agreement.

[***]

4. SETTLEMENT WITH TELTRUST. Based on the mutual agreement of the Parties, which is hereby acknowledged, TELTRUST will deduct amounts owed to it by BSPC, as documented by the summary of rated sent paid calls , from amounts owed BSPC pursuant to the Agreement. This settlement process will occur once monthly in accordance with the Settlement Process described in SECTION 6.3 of the Agreement.

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Interlata Operator and Network Services Agreement                         Page 1

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

5. TAXES. BSPC shall compute and collect applicable Taxes for coin sent paid messages and remit such Taxes to the appropriate taxing authority on behalf of TELTRUST. BSPC shall use the same tax practice and procedures for applicable Taxes that it uses for similar or comparable BSPC services, unless notified in writing by TELTRUST to do otherwise. Where system limitations do not allow any tax amount to be included in the amount charged to the End User, BSPC shall be responsible for such tax.

 (a) BSPC shall implement any legislated tax law or tax rate changes into its procedures as required by applicable tax law for coin sent paid messages collected by BSPC.

 (b) TELTRUST will provide BSPC with written notification for any Taxes or taxing requirement that may apply to it and not to BSPC including, but not limited to, those Taxes or taxing requirements covered by agreements with the taxing authority.

 (c) TELTRUST is responsible for filing and providing appropriate tax registration numbers for all taxing jurisdictions to BSPC for remittance of Taxes.

 (d) BSPC shall furnish to TELTRUST on a timely basis, all information and reports in its possession reasonably necessary for TELTRUST to respond to tax related inquiries.

 (e) BSPC is responsible for implementing any legislated Tax rate changes on Taxes currently being charged to End Users on TELTRUST's behalf, which are also being collected for BSPC's End Users.

 (f) TELTRUST has the right to review BSPC's tax procedures and supporting documentation, and BSPC shall supply TELTRUST with such documentation upon request by TELTRUST at a mutually agreeable location.

 (g) TELTRUST is responsible for including gross receipts related to TELTRUST's coin sent paid calls in its payment of the Florida Gross Receipts tax and any other like tax. Any such payment to the extent not included in TELTRUST's tariffed rate or otherwise collected from TELTRUST's End User shall be treated as another rate element for purposes of Section 7.2.4 of the Agreement. BSPC shall not report TELTRUST's revenues as its own receipts for gross receipts tax purposes or any other tax purposes.

 (h) All communications with taxing authorities regarding Taxes applicable to TELTRUST shall be the responsibility of TELTRUST. BSPC shall participate as needed.

5.1  TAX INDEMNITY AND RECOURSE

BSPC shall indemnify, defend and hold (at BSPC's expense) TELTRUST from and against any liability or loss resulting from Taxes, penalties, interest, additions to Tax surcharges, or other charges or payable expenses (including reasonable attorney's fees) incurred by TELTRUST as a result of the negligence of BSPC to accurately calculate, collect and pay Taxes in performing services under this Agreement. Such indemnity shall be provided to TELTRUST on an after tax basis.

TELTRUST shall indemnify, defend and hold harmless, and defend (at TELTRUST's expense) BSPC from and against any liability or loss resulting from any Taxes, Gross Receipts taxes, penalties, interest, additions to tax surcharges, or other charges or payable expenses (including reasonable attorney's fees) incurred by BSPC as a result of:

 (a) TELTRUST's failure to pay any Tax or file any return or other information as required by law or the Agreement and which is not BSPC's obligation under the Agreement including but not limited to gross receipts taxes and additional Taxes due as the result of audits; or

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Interlata Operator and Network Services Agreement                         Page 2

 (b) BSPC complying with the Agreement or with any determination or direction by or advice of TELTRUST provided in writing by TELTRUST, or BSPC correctly using information provided in writing by TELTRUST in performing any Tax-related service hereunder; or

 (c) BSPC acting or failing to take any action at the direction of TELTRUST with respect to any Tax which is subject of the Agreement.

 (d) Such indemnity shall be provided to TELTRUST on an after tax basis.

Notwithstanding the above, such indemnity is conditioned upon BSPC providing TELTRUST or TELTRUST providing BSPC with notice (which notice shall be given allowing the Party time to file a response, but in no event more than ten (10) business days of receipt of assessment) of any additional Tax, penalties, or interest due with respect to this Agreement. BSPC shall receive a copy of all filings in any such proceeding, protest or legal challenge, all rulings issued in connection therewith and all correspondence between TELTRUST and the taxing authority.

Any legal proceeding or any other action with respect to BSPC and with respect to any asserted liability or additional Taxes borne by BSPC shall be under BSPC's direction, but TELTRUST shall be consulted.

Any legal proceeding or any other action with respect to TELTRUST and with respect to any asserted liability of additional Taxes borne by TELTRUST shall be under TELTRUST's direction, but BSPC shall be consulted. In any event, both TELTRUST and BSPC shall fully cooperate with each other as to the asserted liability. TELTRUST shall bear all the costs of any such action undertaken at its specific request. BSPC shall bear the costs of any such action undertaken absent such a request from TELTRUST.

7. The terms and conditions of this Addendum shall apply only to this Addendum, and shall not be construed to apply to any other agreements or addendums between the Parties.

8. This Addendum shall be made an integral part of that certain Interlata Operator and Network Services Agreement between Teltrust Communications Services, Inc. and BellSouth Public Communications, Inc. dated February ____, 1997.


IN WITNESS WHEREOF, the Parties hereto have caused this Addendum #1 to be executed by their duly authorized officers.

BELLSOUTH PUBLIC COMMUNICATIONS, INC.   TELTRUST COMMUNICATIONS SERVICES, INC.

By: /s/ James B. Hawkins                By: /s/ Lyle O. Keys
    ------------------------------          ---------------------------------
Name: James B. Hawkins                  Name: Lyle O. Keys
Title: President, Bellsouth Public      Title: Chairman of the Board/C.E.O
       Communications, Inc.
Date: 2-26-97                           Date: 2-28-97
     -----------------------------           --------------------------------
________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Interlata Operator and Network Services Agreement                         Page 3

               ADDENDUM #2 TO THE INTERLATA OPERATOR AND NETWORK
               -------------------------------------------------
      SERVICES AGREEMENT BY AND BETWEEN BELLSOUTH PUBLIC COMMUNICATIONS
       -----------------------------------------------------------------
                     AND TELTRUST COMMUNICATIONS SERVICES.
                     ------------------------------------

                               AGENCY AGREEMENT
                  STORE & FORWARD INTERLATA OPERATOR SERVICES

WHEREAS, BSPC and TELTRUST have entered into an Interlata Operator and Network Services Agreement; and

WHEREAS, TELTRUST wishes to provide Preferred Interexchange Carrier services from certain BSPC premise owned and operated equipment equipped with rating and routing functionality located in inmate and other facilities, including, in accordance with its applicable tariffed End User rates, Interlata Operator Services calls; and

WHEREAS, based on the specific mutual obligations and commitments as set forth below, the Parties desire to enter into a business relationship in which BSPC will process, on behalf of TELTRUST, inmate and other calls from its Store and Forward equipment.

NOW, THEREFORE, in consideration of mutual covenants herein and other good and valuable consideration, receipt of which is hereby acknowledged, the Parties hereto agree as follows:

1. BSPC will manage and process interlata operator service calls with its Store and Forward equipment located in inmate and other facilities. Such equipment will convert an operator services dialed called, in accordance with the terms and conditions in this Addendum, to a direct dial outbound call from the Store and Forward equipment.

2.  BSPC RESPONSIBILITIES.

 a. CALL RATING. BSPC shall be responsible for the accurate rating of operator service calls processed by its Store and Forward equipment in accordance with TELTRUST tariffs, copies of which will be supplied to BSPC.

 b. VALIDATION. BSPC shall be responsible for ensuring that all billing methods utilized by inmates and other End Users are valid for billing.

 c. REGULATORY COMPLIANCE. BSPC shall be responsible for ensuring that all call processing occurs within regulatory guidelines as may be applicable.

 d. RECORD SUBMISSION. BSPC shall submit call records to TELTRUST's billing and collection provider(s), as directed by TELRUST. Information submitted shall be in form and layout as requested by TELTRUST and/or its billing and collection provider. BSPC shall submit to TELTRUST summary information on all record submission, including date of submission, number of records and gross revenue.

 e. BILLING AND COLLECTION PROCESS MANAGEMENT. BSPC shall be responsible for all monitoring, management and activity associated with rejected records, accounts recievable, bad debt analysis and similar aspects of managing billing and collection costs.


________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Interlata Operator and Network Services Agreement                         Page 1

 f. OTHER STORE AND FORWARD FACILITIES. At such time as BSPC desires to use Store & Forward equipment in non-inmate facilities, it shall advise TELTRUST with at least thirty (30) days advance notice.

3.  TELTRUST RESPONSIBILITIES.

[***]

 b. FLOW OF FUNDS. TELTRUST shall receive from its billing and collection providers remittances associated with revenues from the inmate calls. The flow of funds shall be as outlined in SECTION 7.4 of the Agreement, and the Settlement Process outlined in SECTION 7.3 of the Agreement shall be utilized.

4. The terms and conditions of this Addendum shall apply only to this Addendum, and shall not be construed to apply to any other agreements or addendums between the Parties.

5. This Addendum shall be made an integral part of that certain Interlata Operator and Network Services Agreement between Teltrust Communications Services, Inc. and BellSouth Public Communications, Inc. dated February 24, 1997.


IN WITNESS WHEREOF, the Parties hereto have caused this Addendum #2 to be executed by their duly authorized officers.

BELLSOUTH PUBLIC COMMUNICATIONS, INC.     TELTRUST COMMUNICATIONS SERVICES, INC.


By: /s/ James B. Hawkins                  By: /s/ Lyle O. Keys
   -----------------------------------       ---------------------------------

Name:   James B. Hawkins                  Name:  Lyle O. Keys

Title:  President, BellSouth Public       Title: Chairman of the Board/C.E.O.
          Communications, Inc.

Date:  2-26-97                            Date:  2-28-97
      --------------------------------         -------------------------------

--------------------------------------------------------------------------------
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Interlata Operator and Network Services Agreement                         Page 2

* Portions of this Agreement have been redacted to preserve the Company's confidential information.

          ADDENDUM #3 TO THE INTERLATA OPERATOR AND NETWORK SERVICES
          ----------------------------------------------------------
                BY AND BETWEEN BELLSOUTH PUBLIC COMMUNICATIONS
                ----------------------------------------------
                    AND TELTRUST COMMUNICATIONS SERVICES.
                    -------------------------------------

[***]

________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Interiata Operator and Network Services Agreement                         Page 1

* Portions of this Agreement have been redactedd to preserve the Company's confidential information.


[Prior to redaction of confidential information this Addendum comprised 2 pages.]

     ADDENDUM #4 TO THE INTERLATA OPERATOR AND NETWORK SERVICES AGREEMENT
     --------------------------------------------------------------------
                BY AND BETWEEN BELLSOUTH PUBLIC COMMUNICATIONS
                ----------------------------------------------
                     AND TELTRUST COMMUNICATIONS SERVICES.
                     ------------------------------------

WHEREAS, BSPC and TELTRUST have entered into an Interlata Operator and Network Services Agreement; and

WHEREAS BSPC desires to offer "preferred" interlata operator and carrier services to End User customers through TELTRUST but in areas where TELTRUST currently does not offer feature group D (FGD) facilities within the BellSouth 9-state region and not within the BellSouth billing area, e.g., in independent LEC areas; and where 800 service is not appropriate; and where traffic volumes do not warrant the installation of dedicated private line facilities; and

WHEREAS TELTRUST currently has agreements in place with 0+ transport providers that can facilitate this requirement; and

WHEREAS based on the specific mutual obligations and commitments as set forth below, the Parties desire to enter into a business relationship in which TELTRUST will provide operator, network and billing and collection services to facilitate the services in independent areas;

NOW, THEREFORE, in consideration of mutual covenants herein and other good and valuable consideration, receipt of which is hereby acknowledged, the Parties hereto agree as follows:

     1. Access and Termination. TELTRUST will provide for access from BSPG pay telephones located in independent LEC territories, but within the 9-state BellSouth region, to the TELTRUST network for the purpose of both automated and live operator (0-/0+) interLATA call processing via its equal access FGD agreement with [***]. BSPC pay telephones utilizing this service will be programmed to the [***] CIC code [***]. No pay telephones may be PIC'd to this CIC. All ANIs producing one plus traffic (store & forward or coin-sent paid) will be terminated via the [***] network. All 0+/0-calls delivered to TELTRUST for automated or live operator call processing will be terminated via the TELTRUST network. Pricing for access and termination via this transport method will be in accordance with Exhibit I attached hereto.

     2. Operator Services Transport. [***] will deliver all 0+/0- calls identified as originating from TELTRUST/BSPC ANIs to the TELTRUST switching and network system in Salt Lake City, Utah. All calls will be processed in accordance with the terms and conditions as set forth in the TELTRUST/BSPC InterLATA Operator and Network Services Agreement.

     3. Data.

          3.1. Operator Services Orders (OSOs). BSPC will submit to TELTRUST all ANIs designated to access the [***] network in the same manner as has been established by and between BSPC, BSLD and TELTRUST for entry into TELTRUST's mastersite database. TELTRUST will enter these ANIs into the [***] system via TELTRUST's on-site data entry
          [***] terminal. These ANIs will be identified under the TELTRUST account for proper routing of 0+/0- call types to the TELTRUST switch.

          3.2. Mastersite Confirmations. TELTRUST will confirm to BSPC that ANIs have been loaded into both the TELTRUST and the [***] systems prior to BSPC's programming of pay telephones to the [***] CIC. Confirmations shall be in the same manner as have been established by and between BSPC, BSLD and TELTRUST.


* Portions of this Agreement have been redacted to preserve the Company's confidential information.

          3.3. CDR Transmissions. TELTRUST shall report/transmit CDRs for all calls originating and/or terminating on the [***] network on behalf of BSPC in the same format and concurrently with other BSLD daily records transmissions. No special reporting development shall be required. All CDRs shall be assigned the appropriate account code, site code, etc. as has already been established by and between BSPC, BSLD and TELTRUST.

4.0 Call Rating. Call rating shall be in accordance with the applicable tariffs flied and approved at the state and federal level.

5.0 Other Services, Charges and Settlements. All services contemplated under this Addendum except as outlined above shall be the same as detailed in the TELTRUST BSPC InterLATA Operator and Network Services Agreement. All charges and settlements hereunder shall be handled and reported in the same manner as detailed in the Agreement via the Income Summary procedure.

6.0 The terms and conditions of this Addendum shall apply only to this Addendum and shall not be construed to apply to any other agreements or addendums between the Parties.

7.0 This addendum shall be made an integral part of that certain Interlata Operator and Network Services Agreement between TELTRUST Communications Services, Inc. and BellSouth Public Communications, Inc., dated February 24, 1997.

IN WITNESS WHEREOF, the Parties hereto have caused this Addendum #4 to be executed by their duly authorized officers.

BELLSOUTH PUBLIC COMMUNICATIONS, INC.     TELTRUST COMMUNICATIONS SERVICES, INC.


By: /s/ James B. Hawkins                  By: /s/ Marc B. Cohen
   --------------------------------          -----------------------------------
Name:  James B. Hawkins                   Name:  Marc B. Cohen

Title: President, BellSouth Public        Title: President and CEO, Teltrust,
        Communications, Inc.                      Inc.

Date:  February 16, 1998                  Date:  2/3/98
     ------------------------------            ---------------------------------


* Portions of this Agreement have been redacted to preserve the Company's confidential information.

                    OPERATOR AND NETWORK SERVICES AGREEMENT
             ----------------------------------------------------




                                  EXHIBIT I.


                                 RATE ELEMENTS



________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]


* Portions of this Agreement have been redacted to preserve the Company's confidential information.


[Prior to redaction of confidential information this Exhibit comprised 1 page.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
               ------------------------------------------------






                                  EXHIBIT IA.


                          RATE ELEMENTS OUT OF REGION
                                      AND
                        OVERFLOW IN REGION TERMINATION






________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]

* Portions of this Agreement have been redacted to preserve the Company's confidential information.


[Prior to redaction of confidential information this Exhibit comprised 4 pages.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
              --------------------------------------------------



                                  EXHIBIT IB.


                                RATE ELEMENTS
                         FOR INTERNATIONAL TERMINATION





________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]

* Portions of this Agreement have been redacted to preserve the Company's confidential information.


[Prior to redaction of confidential information this Exhibit comprised 6 pages.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
                ----------------------------------------------



                                  EXHIBIT IC.

                                RATE ELEMENTS
                                FOR VALIDATION





________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]

* Portions of this Agreement have been redacted to preserve the Company's confidential information.


[Prior to redaction of confidential information this Exhibit comprised 1 page.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
                ----------------------------------------------





                                  EXHIBIT II.


                              VOLUME PROJECTIONS





________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]

* Portions of this Agreement have been redacted to preserve the Company's confidential information.


[Prior to redaction of confidential information this Exhibit comprised 1 page.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
                _______________________________________________


                                 EXHIBIT III.



                             PERFORMANCE STANDARDS


________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                PROPRIETARY & CONFIDENTIAL
OPERATOR AND NETWORK SERVICES AGREEMENT                                 EXHIBITS

[***]

* Portions of this Agreement have been redacted to preserve the Company's confidential information.


[Prior to redaction of confidential information this Exhibit comprised 2 pages.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
                  ___________________________________________



                                  EXHIBIT IV.



                                  CDR SAMPLE




________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                PROPRIETARY & CONFIDENTIAL
OPERATOR AND NETWORK SERVICES AGREEMENT                                EXHIBITS

[***]

* Portions of this Agreement have been redacted to preserve the Company's confidential information.


[Prior to redaction of confidential information this Exhibit comprised 3 pages.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
               -------------------------------------------------





                                  EXHIBIT V.


                            CALL RATING COMPONENTS




--------------------------------------------------------------------------------
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]

* Portions of this Agreement have been redacted to preserve the Company's confidential information.


[Prior to redaction of confidential information this Exhibit comprised 12 pages.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
              ---------------------------------------------------


                                  EXHIBIT VI.


                                OSO ORDER FORM





________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                PROPRIETARY & CONFIDENTIAL
OPERATOR AND NETWORK SERVICES AGREEMENT                                 EXHIBITS

[***]


* Portions of this Agreement have been redacted to preserve the Company's confidential information.


[Prior to redaction of confidential information this Exhibit comprised 4 pages.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT

                  ___________________________________________





                                 EXHIBIT VII.


                                   ACD FORM




________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

                    TELTRUST COMMUNICATIONS SERVICES. INC.
                       ADD, CHANGE OR DELETE FORM (ACD)

Customer Number: _____________________________________________ (Teltrust use only)  Date: _______________________________________

CLIENT NAME: ______________________________________________________ CLIENT NUMBER: ______________________________________________

CHANGE REQUESTED BY: ____________________________________________________________________________________________________________

SITE NAME: ______________________________________________________________________________________________________________________

SPECIAL INSTRUCTIONS FOR CHANGE (OPTIONAL) ______________________________________________________________________________________
                                           Any changes to dialing instructions require a NEW OSO

_________________________________________________________________________________________________________________________________

Select One:    [_] ADD        [_] CHANGE          [_] DELETE                         [_] PICLINE
Select One:    [_] ANI        [_] AUTH            [_] LOCATION        [_] RATES      [_] BLOCK 1+        [_] ALLOW 1+

ORIGINAL ANI                                      NEW ANI                            NEW SITE NAME and/or RATES
(______ ) _______________________________________ ( ______) _____________________________________________________________________

(______ ) _______________________________________ ( ______) _____________________________________________________________________

(______ ) _______________________________________ ( ______) _____________________________________________________________________

(______ ) _______________________________________ ( ______) _____________________________________________________________________

(______ ) _______________________________________ ( ______) _____________________________________________________________________

(______ ) _______________________________________ ( ______) _____________________________________________________________________

(______ ) _______________________________________ ( ______) _____________________________________________________________________

(______ ) _______________________________________ ( ______) _____________________________________________________________________

(______ ) _______________________________________ ( ______) _____________________________________________________________________

(______ ) _______________________________________ ( ______) _____________________________________________________________________

(______ ) _______________________________________ ( ______) _____________________________________________________________________

(______ ) _______________________________________ ( ______) _____________________________________________________________________

(______ ) _______________________________________ ( ______) _____________________________________________________________________

(______ ) _______________________________________ ( ______) _____________________________________________________________________

(______ ) _______________________________________ ( ______) _____________________________________________________________________





_________________________________________________________________________________________________________________________________

                                                            Mail:                                               Fax:
                                                            Teltrust Communications Services, Inc.              (801) 535-2080
                                                            221 N. Charles Lindbergh Dr.
                                                            Salt lake City, UT 84116
                                                            For Client Services Call: (801) 535-2000
BY: ___________________________________________
(Teltrust use only)

                        [LOGO OF TELTRUST APPEARS HERE]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
             ----------------------------------------------------


                                 EXHIBIT VIII.



                       DESCRIPTION OF MANAGEMENT REPORTS



________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]

* Portions of this Agreement have been redacted to preserve the Company's confidential information.


[Prior to redaction of confidential information this Exhibit comprised 20 pages.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
                -----------------------------------------------





                                  EXHIBIT IX.


                       TELTRUST DATABASE CONFLICT POLiCY




________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

                       TELTRUST DATABASE CONFLICT POLICY

A database conflict occurs in the event that a client submits an ANI for order entry, either by OSO (Operator Services Order) form or by file transfer, which already exists in the Teltrust Master Site Database under another client's account.

In order to resolve the conflict, Letters of Agency (LOAs) or other appropriate documentation (refer to the "Accepted Proof of Agency / Ownership" section below) is requested via fax.

Both clients involved receive a written notice of the database conflict listing the ANIs involved. Each client is given a twenty-four hour deadline to submit proper documentation to Teltrust via fax. The twenty- four hour deadline insures that Teltrust will provide a timely resolution to the database conflict.

If one client fails to submit the requested proof of ownership, the ANIs will, by default, be assigned to the other client's account. If both parties fail to provide proof of ownership, the ANI remains in the existing account.

Accepted Proof of Agency / Ownership includes:

         LOA:
         ---
         Teltrust requires that FCC LOA guidelines are met. Refer to the sample FCC approved LOA attached.

         Phone Bill on a PAL (Public Access Line):
         ----------------------------------------

         The most recent bill available should be submitted. All associated ANIs must be indicated on the bill with the proper Billing Name and Address
         (BNA) listing the customer of record at the LEC level. The customer of record on the bill should be Teltrust's client.

         Contract or Notice of Acquisition:
         ---------------------------------

         All associated ANIs must be listed. The effective date of the agreement and signatures from both parties should be included. A contract or notice of acquisition only applies if one Teltrust client contracts with or sells phones to another Teltrust client.

In reviewing the documentation from each client, Teltrust will evaluate the dates on each agreement and the ANIs listed on the document. The most recently dated document will take priority. Teltrust will review signatures to insure that the proper authority has been provided. Property managers and owners are most commonly the authorized parties designated to choose long distance providers / carriers. Teltrust reserves the right to contact the party whose signature appears on the document to verify validity.

Both clients will receive a written notice of the database conflict resolution.

                        LETTER OF AGENCY AND AUTHORITY
--------------------------------------------------------------------------------

 Company Name: _________________________________________________________________

 Address: ______________________________________________________________________

 City: _________________________________ State: __________Zip: _________________

 Billing Name: ________________________________________ Type: __________________

 Billing Address: ______________________________________________________________

 Street Address: _______________________________________________________________

 City: ________________________________ State: __________Zip: __________________

 Contact Name: ___________________________________Title: _______________________

 Contact Phone Number: _________________________________________________________

 Federal Tax ID or SS# of Site Provider: _______________________________________

 The following (public, business, or residential) telephones are among those covered by this LOA.
 (Use attached form for additional telephone numbers)

(      )           (      )         (     )             (    )
----------------   ---------------  -----------------   -----------------
(      )           (      )         (     )             (    )
----------------   ---------------  -----------------   -----------------
(      )           (      )         (     )             (    )
----------------   ---------------  -----------------   -----------------

To whom it may concern: PlC Change Charge: $ ___________ + tax.

--------------------------------------------------------------------------------
  Current carrier, ________________________ to be changed to selected carrier:

                     Teltrust Communication Services, Inc.
                       221 North Charles Lindbergh Drive
                            Salt Lake City, UT 84116
                           Phone Number: 801-535-2000
                                 CIC CODE: 485

  as the PlC for    [_]Interlata      [_]Intralata     [_]Interlata / Intralata.
--------------------------------------------------------------------------------

To Whom It May Concern:
The purpose of this Letter of Agency and Authority (LOA) is to advise you that we have entered into a contractual agreement with _______________________________ , to act as our sole and exclusive communications representative for all relations with any person or company, including the local telephone company (LEC) and/or Interexchange carrier (IXC) for public telecommunications services. This LOA supercedes any previous Letter(s) of Agency and/or Authority

I hereby represent and warrant that I am authorized to make decisions regarding telecommunication, including decisions regarding presubscription, on behalf of the undersigned individual or entity.


______________________________________  ________
Company Name                            Date

______________________________________  ________   _____________________________
Signature of Authorized Representative  Date       Printed Name of Authorized
                                                   Representative
--------------------------------------------------------------------------------

                    OPERATOR AND NETWORK SERVICES AGREEMENT
                 ---------------------------------------------




                                  EXHIBIT X.

                                  PIC PROCESS




________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

* Portions of this Agreement have been redacted to preserve the Company's confidential information.



[Prior to redaction of confidential information this Exhibit comprised 9 pages.]

                    OPERATOR AND NETWORK SERVlCES AGREEMENT
                 ---------------------------------------------




                                  EXHIBIT XI.


                            FRAUD SYSTEM GUIDELINES




________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]

* Portions of this Agreement have been redacted to preserve the Company's confidential information.



[Prior to redaction of confidential information this Exhibit comprised 1 page.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
               -------------------------------------------------



                                 EXHIBIT XII.


                      EMERGENCY CALL HANDLING PROCEDURES




________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]

* Portions of this Agreement have been redacted to preserve the Company's confidential information.


[Prior to redaction of confidential information this Exhibit comprised 1 page.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
                   -----------------------------------------


                                 EXHIBIT XIII.


                                  NETWORK MAP







________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

                          TELTRUST NETWORK FACILITIES



               [MAP OF TELTRUST NETWORK FACILITIES APPEARS HERE]



----------------------------
    *     Switch Site
_________ FGD Approved
 ......... FGD Pending
----------------------------

                    OPERATOR AND NETWORK SERVICES AGREEMENT
                   -----------------------------------------


                                 EXHIBIT XIV.


                           SERVICE LEVEL AGREEMENTS
                          FOR PROVISION OF DAILY CDR







________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]

* Portions of this Agreement have been redacted to preserve the Company's confidential information.


[Prior to redaction of confidential information this Exhibit comprised 1 page.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
                   -----------------------------------------


                                  EXHIBIT XV.



                       SWITCHED ACCESS FGD TARIFF RATES
                                 FOR BELLSOUTH







________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]

* Portions of this Agreement have been redacted to preserve the Company's confidential information.


[Prior to redaction of confidential information this Exhibit comprised 1 page.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
                  -------------------------------------------


                                 EXHIBIT XVI.



                             WEEKLY INCOME SUMMARY







________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

[***]

* Portions of this Agreement have been redacted to preserve the Company's confidential information.


[Prior to redaction of confidential information this Exhibit comprised 4 pages.]

                    OPERATOR AND NETWORK SERVICES AGREEMENT
                  -------------------------------------------




                                 EXHIBIT XVII.

                          SAMPLE REMITTANCE STATEMENT




________________________________________________________________________________
TELTRUST COMMUNICATIONS SERVICES, INC.                Proprietary & Confidential
Operator and Network Services Agreement                                 Exhibits

12/??                                                                                                          ??????????
Lib???                                                                                              REPAYMENT ??????? CHECK  950705

TRANS                    OBLIGATION            TRANS     TRANS     ACCEPTED    UNBILL    BAD DEBT                  EPDI   INQUIRY
 DATE       TAPE    LIC    NUMBER       CIC    COUNT     AMOUNT     AMOUNT     AMOUNT    ALLOWANCE      TRUE ??    FEES    FEES
------------------------------------------------------------------------------------------------------------------------------------
02/28/95           9104  BDSPEC9405                                                                    -47.79
02/28/95           9204  BDSPEC9405                                                                    -11.13
02/28/95           9209  BDSPEC9406                                                                    -18.53
02/28/95           9210  BDSPEC9407                                                                     -8.00
02/28/95           9211  BDSPEC9406                                                                     -3.00
02/28/95           9212  BDSPEC9407                                                                    -33.49
02/28/95           9213  BDSPEC9407                                                                    -46.00
02/28/95           9214  BDSPEC9407                                                                     -3.00
02/28/95           9321  BDSPEC9407                                                                    -27.00
02/28/95           9323  BDSPEC9407                                                                    -33.97
02/28/95           9327  BDSPEC9407                                                                    -23.00
02/28/95           9329  BDSPEC9407                                                                     87.85
02/28/95           9417  BDSPEC9407                                                                   -177.55
02/28/95           9419  BDSPEC9407                                                                  -3451.82
02/28/95           9533  BDSPEC9411                                                                  -1903.85
02/28/95           9631  BDSPEC9407                                                                     25.86
02/28/95           9638  BDSPEC9407                                                                    128.64
02/28/95           9740  BDSPEC9408                                                                    413.84
02/28/95           9742  BDSPEC9408                                                                    -22.09
03/01/95           9998  AJ_E9506C                                            -10.21
05/01/95           9998  LA_E9506C                                           -107.77
02/20/95           9999  TA_E9502A                                                                     311.08
04/10/95  EC560781 5200  75495961       145       1       -9.35                                                     -0.07
04/10/95  EC560781 9419  75495012       158       3       -6.99                                                     -0.21
04/10/95  EC560781 9533  75495707       158       2       -4.79                                                     -0.14
04/10/95  EC560781 9740  75495707       145       4      -22.95                                                     -0.28
04/17/95  EC561401 5200  75495966       145       1       -2.43                                                     -0.07
04/17/95  EC561401 9533  75495712     99999       7      -34.77                                                     -0.49
04/17/95  EC561401 9740  75495712       145       8      -79.50                                                     -0.56
04/12/95  EP541267 9211  75495649       145       3       18.45      18.45     -0.18        -0.91                   -0.21     -0.09
04/13/95  EP541268 9211  75495649       158       4        9.62       9.62     -0.10        -0.46                   -0.28     -0.12
04/27/95  EP542456 9102  75495679       145       7       27.97      27.97     -0.28        -1.38                   -0.49     -0.21
04/27/95  EP542456 9104  75495679       145       7       34.79      34.79     -0.35        -1.72                   -0.49     -0.21
04/27/95  EP542456 9204  75495679       145       6       26.47      26.47     -0.27        -1.32                   -0.42     -0.18
04/27/95  EP542456 9208  75495679       145       6       39.33      39.33     -0.39        -1.95                   -0.42     -0.18
04/27/95  EP542656 9213  75495679       145       6       21.69      21.69     -0.22        -1.07                   -0.42     -0.18
04/27/95  EP542659 9102  75495679       158      17       38.12      38.12     -0.38        -1.89                   -1.19     -0.51
04/27/95  EP542659 9104  75495679       158      23       62.97      62.97     -0.63        -3.12                   -1.61     -0.69
04/27/95  EP542659 9206  75495679       158      12       33.61      33.61     -0.34        -1.66                   -0.?4     -0.36
04/27/95  EP542659 9208  75495679       158      14       40.89      40.89     -0.41        -2.02                   -0.98     -0.42
04/27/95  EP542659 9210  75495679       158       5       16.17      16.17     -0.16        -0.80                   -0.35     -0.15
04/27/95  EP542659 9212  75495679       158      15       31.72      31.72     -0.32        -1.57                   -1.05     -0.45
04/27/95  EP542659 9213  75495679       158      21       61.71      61.71     -0.62        -3.06                   -1.47     -0.63
05/04/95  EP550355 9533  75495684       145      10       45.97      45.97     -0.46        -3.17                   -0.70     -0.30
05/04/95  EP550355 9740  75495684       145     491     1001.56    1001.56    -10.02       -70.29                  -34.37    -14.73
05/04/95  EP550355 9742  75495684       145       1        4.82       4.82     -0.05        -0.31                   -0.07     -0.03
05/04/95  EP550354 9533  75495684       158    4031     6325.33    6325.33    -83.25      -575.24                 -282.17   -120.93
05/04/95  EP550354 9740  75495684       158     129      303.37     303.37     -3.03       -21.29                   -9.03     -3.87
05/04/95  EP550354 9742  75495684       158       2        7.30       7.30     -0.07        -0.48                   -0.14     -0.06
05/04/95  EP550375 9533  75495684       145      31      222.64     222.64     -2.23       -15.40                   -2.17     -0.93

TRANS      LEC       SALES     CUSTOMER       FUNDED         FINANCE       NET                       PAID        CHECK
 DATE      FEES       TAX       CREDIT        AMOUNT         CHARGE      PAYABLE      AMOUNT         DATE        NUMBER
-----------------------------------------------------------------------------------------------------------------------------
02/28/95                                                                   47.79       47.79       07/05/95      950705
02/28/95                                                                   11.13       11.13       07/05/95      950705
02/28/95                                                                   18.53       18.53       07/05/95      950705
02/28/95                                                                    8.00        8.00       07/05/95      950705
02/28/95                                                                    3.00        3.00       07/05/95      950705
02/28/95                                                                   33.69       33.69       07/05/95      950705
02/28/95                                                                   46.00       46.00       07/05/95      950705
02/28/95                                                                    3.00        3.00       07/05/95      950705
02/28/95                                                                   27.00       27.00       07/05/95      950705
02/28/95                                                                   33.97       33.97       07/05/95      950705
02/28/95                                                                   23.00       23.00       07/05/95      950705
02/28/95                                                                  -87.85      -87.85       07/05/95      950705
02/28/95                                                                  177.55      177.55       07/05/95      950705
02/28/95                                                                 3451.82     3451.82       07/05/95      950705
02/28/95                                                                 1903.85     1903.85       07/05/95      950705
02/28/95                                                                  -25.86      -25.86       07/05/95      950705
02/28/95                                                                 -128.64     -128.64       07/05/95      950705
02/28/95                                                                 -613.84     -613.84       07/05/95      950705
02/28/95                                                                   22.09       22.09       07/05/95      950705
03/01/95                                                                  -10.21      -10.21       07/05/95      950705
05/01/95                                                                 -107.77     -107.77       07/05/95      950705
02/20/95                                                                 -311.08     -311.08       07/05/95      950705
04/10/95   -0.11                 -9.35                                     -9.53       -9.53       07/05/95      950705
04/10/95   -0.48                 -6.99                                     -7.68       -7.68       07/05/95      950705
04/10/95   -0.29                 -4.79                                     -5.22       -5.22       07/05/95      950705
04/10/95   -0.44                -22.95                                    -23.69      -23.69       07/05/95      950705
04/17/95   -0.11                 -2.43                                     -2.61       -2.61       07/05/95      950705
04/17/95   -1.03                -36.77                                    -38.29      -38.29       07/05/95      950705
04/17/95   -0.92                -19.50                                    -80.98      -80.98       07/05/95      950705
04/12/95   -0.54                              -14.76           -0.34        1.42        1.42       07/05/95      950705
04/13/95   -0.72                               -7.70           -0.18        0.04        0.04       07/05/95      950705
04/27/95   -1.90                              -22.38           -0.42        0.91        0.91       07/05/95      950705
04/27/95   -1.90                              -27.83           -0.52        1.77        1.77       07/05/95      950705
04/27/95   -1.19                              -21.34           -0.37        1.58        1.58       07/05/95      950705
04/27/95   -1.11                              -31.46           -0.55        3.27        3.27       07/05/95      950705
04/27/95   -1.17                              -17.35           -0.31        0.97        0.97       07/05/95      950705
04/27/95   -4.62                              -30.50           -0.57       -1.54       -1.54       07/05/95      950705
04/27/95   -6.26                              -50.38           -0.95       -0.67       -0.67       07/05/95      950705
04/27/95   -2.38                              -26.89           -0.46        0.68        0.68       07/05/95      950705
04/27/95   -2.40                              -32.71           -0.57        1.18        1.18       07/05/95      950705
04/27/95   -0.96                              -12.94           -0.22        0.59        0.59       07/05/95      950705
04/27/95   -2.90                              -25.38           -0.48       -0.43       -0.43       07/05/95      950705
04/27/95   -4.08                              -49.37           -0.88        1.60        1.60       07/05/95      950705
05/04/95   -1.47                              -36.78           -0.61        2.48        2.48       07/05/95      950705
05/04/95  -56.27                             -801.25          -13.57        1.06        1.06       07/05/95      950705
05/04/95   -0.30                               -3.86           -0.07        0.13        0.13       07/05/95      950705
05/04/95 -592.96                            -6660.26         -110.63     -110.11     -110.11       07/05/95      950705
05/04/95  -14.75                             -242.70           -4.11       -4.56       -4.56       07/05/95      950705
05/04/95   -0.60                               -5.64           -0.10        0.01        0.01       07/05/95      950705
05/04/95   -4.56                             -178.27           -2.96       16.32       16.32       07/05/95      950705

                                TELTRUST, INC.


TRANS                    OBLIGATION        TRANS         TRANS   ACCEPTED    UNBILL  BAD DEBT             SPDI   INQUIRY  LEC
DATE      TAPE      LEC    NUMBER    CIC   COUNT         AMOUNT    AMOUNT    AMOUNT  ALLOWANCES  TRUE UP  FEES    FEES    FEES
--------------------------------------------------------------------------------------------------------------------------------
05/04/95  %p550375  9740   75695684  145      1          2.54       2.56     -0.03     -0.18              -0.07    -0.03    -0.11
05/11/95  %p551055  9533   75695689  145      4         22.15      22.15     -0.22     -1.52              -0.28    -0.12    -0.59
05/11/95  %p551056  9533   75695689  145   4314       9068.73    9068.73    -90.69   -622.12            -301.98  -129.42  -624.59
05/11/95  %p551066  9533   75695689  145     29        174.04     174.04     -1.74    -11.94              -2.03    -0.87    -4.27
---------------------------------------------------------------------------------------------------------------------------------
Report Totals:                             9215      19479.60   19642.38   -314.42  -1344.89   -4643.15 -645.05  -275.67 -1346.23
---------------------------------------------------------------------------------------------------------------------------------


SALES          CUSTOMER    FUNDED      FINANCE      NET      PAID     PAID      CHECK
 TAX            CREDIT     AMOUNT       CHARGE    PAYABLE   AMOUNT    DATE      NUMBER
--------------------------------------------------------------------------------------
                            -2.05       -0.03     0.04      0.05     07/05/95   950705
                           -17.72       -0.75     1.45      1.45     07/05/95   950705
                         -7254.98     -104.29   -69.34    -69.34     07/05/95   910705
                          -139.23       -1.00    11.96     11.96     07/05/95   910705
--------------------------------------------------------------------------------------
               -162.76  -15713.93     -245.44  4237.82   4237.12
--------------------------------------------------------------------------------------